Taxes on Income	12 Months Ended
Dec. 31, 2024
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 14 - TAXES ON INCOME

A.	Israeli taxation:

Taxable income of the Company is subject to the Israeli corporate tax at the rate of 23%.

As of December 31, 2024, the Company has net operating losses and capital losses carryforward for Israeli income tax purposes of approximately $30,914 and $397 respectively, which can be offset against future taxable income for an indefinite period of time.

The Company has final (considered final) tax assessments through the 2019 tax year.

B.	Foreign entities:

1.	Beamr Inc. is taxed under United States federal and state tax rules. Income tax is calculated based on a U.S. federal tax rate of 21%.

Beamr Inc. have not received final tax assessments for the tax years ended December 31, 2021 through 2024.

2.	Beamr Imaging RU was taxed in 2024 and during prior periods under the Russian tax code at the rate of 0% (Clause 1.15 of Article 284 of the Tax Code of the Russian Federation, with changes provided by Federal Law No.321-FZ of 14.07.2022).

In 2025, Beamr Imaging RU will be taxed at a rate of 5% (Clause 1.15 of Article 284 of the Tax Code of the Russian Federation, ed. Federal Law No. 176-FZ dated 12.07.2024).

Beamr Imaging RU have not received final tax assessments for the tax years ended December 31, 2022 through 2024.

C.	Taxes on income are primarily comprised from taxes incurred as result of (i) withholding tax deducted at source in accordance with U.S. - Israel tax treaty related to selling of software, (ii) implementation of the intercompany agreement between the Company and Beamr Inc. for conducting reseller services and implementation of the intercompany agreement between the Company and Beamr Imaging RU for conducting research and development services on behalf of the Company (see also Note 1B) and (iii) tax assets write off.
D.	Loss (income) before taxes on income consists of the following:

	Year ended December 31
	2024	2023	2022

Domestic	$3,345	$714	$1,293
Foreign operations (Beamr Inc. and Beamr Imaging RU)	(38)	(58)	(97)
	$3,307	$656	$1,196

E.	Deferred income taxes reflect the net tax effects of net operating loss and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of the Company’s deferred tax assets are as follows:

	As of December 31
	2024	2023
Composition of deferred tax assets:
Net operating loss and capital losses carryforward	$7,202	$6,704
Research and development credits	537	397
Vacation accrual	44	44
Net deferred tax asset before valuation allowance	7,783	7,145

Valuation allowance	(7,783)	(7,145)
Net deferred tax assets	$-	$-

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible and net operating losses are utilized. Based on consideration of these factors, the Company recorded a full valuation allowance as of December 31, 2024 and 2023.

F.	During the years ended December 31, 2024, 2023 and 2022, the main reconciling item between the statutory tax rate of the Company (as noted in Note 14A) and the effective tax rate at the rate of 1.4%, 5.9% and 4.4%, respectively, is mainly the recognition of valuation allowance in respect of deferred taxes relating to accumulated net operating losses carried forward and other permanent and temporary differences due to the uncertainty of the realization of such deferred taxes and withholding taxes that were deducted by the Company’s customers.